UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 25, 2005

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

Effective April 25, 2005, Shaun B. Higgins, an executive officer of Coca-Cola Enterprises Inc. voluntarily surrendered 230,000 unvested shares of restricted stock in exchange for the same number of deferred stock units; 130,000 of such deferred stock units will vest on May 31, 2005.  The remaining 100,000 units will vest if he is employed by the company on April 30, 2008, although they will vest earlier if  Mr. Higgins’ employment is terminated by the company without cause or Mr. Higgins’ employment is terminated by Mr. Higgins for good reason.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2005, G. David Van Houten, Jr., announced his resignation as the company's chief operating officer, effective immediately. Mr. Van Houten, who will retain his position as an executive vice president, also announced his intention to retire and leave the company at the end of this year. Mr. Van Houten, 55, has been Chief Operating Officer since February 2004 and Executive Vice President since June 2001. He had served as President, North American Business Unit since February 2004 until January 2005; prior to that, he had been President, North American Group since June 2001 until February 2004. He had been Senior Vice President, and President of the Western North America Group since January 2000.

Also on April 26, 2005, the Board of Directors of the company elected William W. Douglas, III as Senior Vice President and Chief Financial Officer and Charles D. Lischer as Vice President, Controller and Principal Accounting Officer.  Both elections are effective June 1, 2005.

Mr. Douglas will replace Shaun B. Higgins, who has served as the company's Chief Financial Officer since August 2004 and has been appointed President of the company's European Group effective June 1, 2005.

Mr. Douglas, age 44, has been Vice President, Controller and Principal Accounting Officer of the company since July 2004.  Prior to that, since February 2000, he had been Chief Financial Officer of Coca-Cola Hellenic Bottling Company S.A.

Mr. Lischer, age 36, has been with the firm of Deloitte and Touche in various capacities since 1991, most recently as National Office Partner in the Accounting and Standards Group, except for the period of May 1998 through July 1999, when he served as an associate underwriter for Fleet Capital Corporation in Atlanta, Georgia.  He will replace Mr. Douglas who is currently serving as the company’s Controller and Principal Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: April 29, 2005	By:	/S/ E. LISTON BISHOP, III
E. Liston Bishop, III Vice President, Secretary and Deputy General Counsel